UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 17, 2022

GM Financial Automobile Leasing Trust 2022-3

(Exact name of registrant as specified in its charter)

GMF Leasing LLC

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-261801-03 (Commission File Number)	88-6505399 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

GMF Leasing LLC, as depositor (the “Depositor”) and AmeriCredit Financial Services, Inc. d/b/a GM Financial (“GM Financial”), as sponsor, have caused a newly formed issuing entity, GM Financial Automobile Leasing Trust 2022-3 (the “Issuing Entity”), to issue $203,830,000 Class A-1 3.072% Asset Backed Notes (the “Class A-1 Notes”), $366,940,000 Class A-2-A 4.01% Asset Backed Notes (the “Class A-2-A Notes”), $100,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes”), $466,940,000 Class A-3 4.01% Asset Backed Notes (the “Class A-3 Notes”), $85,900,000 Class A-4 4.11% Asset Backed Notes (the “Class A-4 Notes” and together with the Class A-1 Notes, the Class A-2-A Notes, the Class A-2-B Notes and the Class A-3 Notes, the “Class A Notes”), $65,630,000 Class B 4.90% Asset Backed Notes (the “Class B Notes”), $61,100,000 Class C 5.13% Asset Backed Notes (the “Class C Notes” and, collectively with the Class A Notes and the Class B Notes, the “Publicly Offered Notes”) and the $37,720,000 Class D 5.22% Asset Backed Notes (the “Class D Notes” and, collectively with the Publicly Offered Notes, the “Notes”), and an Asset Backed Certificate (the “Certificate”), on August 17, 2022 (the “Closing Date”). The Publicly Offered Notes are registered under the Registration Statement filed by the Depositor with the Securities and Exchange Commission under file number 333-261801 (the “Registration Statement”). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of an exchange note, backed by a designated pool of car, light duty truck and utility vehicle leases and the corresponding leased vehicles (the “Lease Assets”). The Publicly Offered Notes were sold to Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO Capital Markets”), BofA Securities, Inc. (“BofA Securities”), CIBC World Markets Corp. (“CIBC Capital Markets”) and Wells Fargo Securities, LLC (“Wells Fargo Securities and, collectively with Barclays, BMO Capital Markets, BofA Securities and CIBC Capital Markets, the “Representatives”), BNP Paribas Securities Corp. (“BNP PARIBAS”), Santander Investment Securities Inc. (“Santander”), Scotia Capital (USA) Inc. (“Scotiabank”) and TD Securities (USA) LLC (“TD Securities” and, collectively with the Representatives, BNP PARIBAS, Santander and Scotiabank, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of August 9, 2022 (the “Underwriting Agreement”), among GM Financial, the Depositor and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate was issued, pursuant to the Trust Agreement attached hereto as Exhibit 4.3, dated as of June 14, 2022, as amended and restated as of July 5, 2022 (the “Trust Agreement”), between the Depositor and Wilmington Trust Company, as owner trustee (the “Owner Trustee”). The Notes will be issued pursuant to the Indenture attached hereto as Exhibit 4.1, dated as of July 5, 2022 (the “Indenture”), between the Issuing Entity and Computershare Trust Company, N.A. (“Computershare”), as indenture trustee (in such capacity, the “Indenture Trustee”).

Pursuant to the 2022-3 Exchange Note Supplement attached hereto as Exhibit 4.5, dated as of July 5, 2022 (the “Exchange Note Supplement”), ACAR Leasing Ltd. (the “Titling Trust”), as borrower, GM Financial, as lender (in such capacity, the “Lender”) and as servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association (“Wells Fargo”), as collateral agent (the “Collateral Agent”) and Computershare, as successor in interest to Wells Fargo as administrative agent (in such capacity, the “Administrative Agent”), under the second amended and restated credit and security agreement, dated as of January 24, 2018, among the Titling Trust, the Lender and Servicer, the Administrative Agent and the Collateral Agent, the Titling Trust issued an Exchange Note (the “Exchange Note”) to GM Financial on the Closing Date and designated a designated pool of collateral lease agreements and collateral leased vehicles (the “Designated Pool”) to support the Exchange Note.

Pursuant to the 2022-3 Exchange Note Sale Agreement attached hereto as Exhibit 10.1, dated as of July 5, 2022 (the “Exchange Note Sale Agreement”), between GM Financial and the Depositor, on the Closing Date, GM Financial sold to the Depositor, and the Depositor purchased from GM Financial, all of GM Financial’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the 2022-3 Exchange Note Transfer Agreement attached hereto as Exhibit 10.2, dated as of July 5, 2022 (the “Exchange Note Transfer Agreement”), between the Depositor and the Issuing Entity, on the Closing Date the Depositor sold to the Issuing Entity and the Issuing Entity purchased from the Depositor, all of the Depositor’s right, title and interest in, to and under the Exchange Note and the proceeds thereof without recourse. Pursuant to the Indenture, on the Closing Date the Issuing Entity issued the Notes to the Depositor as partial payment for the Exchange Note and granted a security interest in the Exchange Note and all other indenture collateral to the Indenture Trustee for the benefit of the Underwriters.

Pursuant to the Underwriting Agreement, the Depositor sold the Publicly Offered Notes to the Underwriters.

GM Financial, as Servicer, has agreed to perform servicing duties with regard to the Lease Assets pursuant to the 2022-3 Servicing Supplement attached hereto as Exhibit 10.4, dated as of July 5, 2022 (the “Servicing Supplement”), among the Titling Trust, the Servicer, APGO Trust, as settlor (the “Settlor”), the Collateral Agent and the Indenture Trustee, and has also agreed to serve as custodian of the Lease Assets pursuant to the Servicing Supplement.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits:

1.1     Underwriting Agreement, dated as of August 9, 2022, among GM Financial, the Depositor and the Representatives (see Exhibit 1.1 to the Form 8-K filed on August  11, 2022, in connection with Registration Statement Nos. 333-261801 and 333-261801-03, which is incorporated by reference herein).

4.1    Indenture, dated as of July  5, 2022, between the Issuing Entity and the Indenture Trustee.

4.3     Amended and Restated Trust Agreement, dated as of July 5, 2022, between the Depositor and the Owner Trustee.

4.5      2022-3 Exchange Note Supplement, dated as of July 5, 2022, among the Titling Trust, GM Financial, as lender, the Servicer, the Collateral Agent and the Administrative Agent.

10.1     2022-3 Exchange Note Sale Agreement, dated as of July 5, 2022, between the GM Financial and the Depositor.

10.2     2022-3 Exchange Note Transfer Agreement, dated as of July 5, 2022, between the Depositor and the Issuing Entity.

10.4     2022-3 Servicing Supplement, dated as of July 5, 2022, among the Titling Trust, the Servicer, the Settlor, the Collateral Agent and the Indenture Trustee.

10.5    Asset Representations Review Agreement, dated July  5, 2022, among the Issuing Entity, GM Financial, as Servicer, and Clayton, as Asset Representations Reviewer.

99.1   Administration Agreement, dated as of July  5, 2022, among the Depositor, GM Financial, as administrator, and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GM FINANCIAL AUTOMOBILE LEASING
TRUST 2022-3

By:	AmeriCredit Financial Services, Inc. d/b/a GM Financial, as Servicer

By: /s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: August 23, 2022

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